Exhibit 10.5

EXECUTION VERSION

SUBSIDIARY GUARANTOR JOINDER AGREEMENT

SUBSIDIARY GUARANTOR JOINDER AGREEMENT dated as of July 1, 2024 (this “Joinder”), among (a) SIX FLAGS THEME PARKS, INC., a Delaware corporation, FIESTA TEXAS, INC., a Texas corporation, FUNTIME, INC., an Ohio corporation, FUNTIME PARKS, INC., a Delaware corporation, GREAT AMERICA LLC, an Illinois limited liability company, GREAT ESCAPE HOLDING INC., a New York corporation, GREAT ESCAPE RIDES L.P., a New York limited partnership, GREAT ESCAPE THEME PARK L.P., a New York limited partnership, HURRICANE HARBOR GP LLC, a Delaware limited liability company, HURRICANE HARBOR LP, a Delaware limited partnership, HURRICANE HARBOR LP LLC, a Delaware limited liability company, HWP DEVELOPMENT LLC, a New York limited liability company, HWP DEVELOPMENT HOLDINGS LLC, a New York limited liability company, MAGIC MOUNTAIN LLC, a California limited liability company, PARK MANAGEMENT CORP., a California corporation, PREMIER INTERNATIONAL HOLDINGS INC., a Delaware corporation, PREMIER PARKS HOLDINGS INC., a Delaware corporation, RIVERSIDE PARK ENTERPRISES, INC., a Massachusetts corporation, SF GREAT AMERICA HOLDING LLC, an Illinois limited liability company, SIX FLAGS AMERICA INC., a Colorado corporation, SIX FLAGS AMERICA LP, a Maryland limited partnership, SIX FLAGS AMERICA PROPERTY CORPORATION, a Maryland corporation, SIX FLAGS CONCORD LLC, a California limited liability company, SIX FLAGS DARIEN LLC, a New York limited liability company, SIX FLAGS DARIEN SEASONAL LLC, a New York limited liability company, SIX FLAGS ECOMMERCE LLC, a Maryland limited liability company, SIX FLAGS FRONTIER LLC, an Oklahoma limited liability company, SIX FLAGS GREAT ADVENTURE LLC, a New Jersey limited liability company, SIX FLAGS GREAT ESCAPE L.P., a New York limited partnership, SIX FLAGS INTERNATIONAL DEVELOPMENT CO., a Texas corporation, SIX FLAGS MW LLC, an Illinois limited liability company, SIX FLAGS OPERATIONS INC., a Delaware corporation, SIX FLAGS PHOENIX LLC, an Arizona limited liability company, SIX FLAGS SERVICES, INC., a Delaware corporation, SIX FLAGS SERVICES OF ILLINOIS, INC., a Delaware corporation, SIX FLAGS SPLASHTOWN LLC, a Texas limited liability company, SIX FLAGS ST. LOUIS LLC, a Missouri limited liability company, SIX FLAGS WW BAY LLC, an Oklahoma limited liability company, and STUART AMUSEMENT COMPANY, a Massachusetts corporation (collectively, the “New Subsidiary Guarantors”); and (b) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent.

Reference is made to that certain Credit Agreement dated as of May 1, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Six Flags Entertainment Corporation (f/k/a CopperSteel HoldCo, Inc.), a Delaware corporation, Millennium Operations LLC, a Delaware limited liability company, Canada’s Wonderland Company, a Nova Scotia unlimited company, the other Subsidiary Borrowers party thereto from time to time, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

Pursuant to the Credit Agreement, each New Subsidiary Guarantor is required to, or in its discretion may, become a “Subsidiary Guarantor” by execution and delivery to the Administrative Agent of this Joinder.

Accordingly, each New Subsidiary Guarantor and the Administrative Agent agree as follows:

SECTION 1. Joinder to the Credit Agreement. Each New Subsidiary Guarantor hereby (a) acknowledges, agrees and confirms that, by its execution of this Joinder, such New Subsidiary Guarantor will become a party to the Credit Agreement as a Subsidiary Guarantor and shall have all the rights, benefits, duties and obligations of a Subsidiary Guarantor under the Credit Agreement, (b) expressly agrees to be bound by, and shall have all the rights under, all of the terms, provisions and conditions contained in the Credit Agreement applicable to it as a Subsidiary Guarantor, including all of the payment and performance obligations, contingent or otherwise, on the part of a Subsidiary Guarantor under the Credit Agreement, and (c) expressly guarantees, jointly and severally with the other Guarantors, as a primary obligor and not merely as a surety to each Secured Party and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the Guaranteed Obligations on the terms set forth in Article X of the Credit Agreement. Each New Subsidiary Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that, on the date hereof and immediately upon the effectiveness of this Joinder, the representations and warranties set forth in Sections 3.01, 3.02, 3.03 and 3.04, insofar as such representations and warranties relate to such New Subsidiary Guarantor, are true and correct on and as of the date hereof.

SECTION 2. Binding Effect; Successors and Assigns. This Joinder shall become effective when the Administrative Agent shall have executed a counterpart hereof and shall have received a copy hereof bearing the signature of each New Subsidiary Guarantor, and thereafter shall be binding upon and inure to the benefit of the New Subsidiary Guarantors, the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks, and their respective permitted successors and assigns.

SECTION 3. Effect of Joinder.

(a) Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect, and, except as expressly supplemented hereby, this Joinder shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.

(b) This Joinder shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall refer to the Credit Agreement as supplemented by this Joinder, and each reference in any other Loan Document to “the Credit Agreement” shall refer to the Credit Agreement as supplemented by this Joinder.

SECTION 4. Applicable Law. THIS JOINDER, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 5. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.

SECTION 6. Incorporation by Reference. The provisions of Sections 9.11, 9.12, 9.13, 9.14 and 9.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, into this Joinder as if set forth in full herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each New Subsidiary Guarantor and the Administrative Agent have duly executed this Joinder as of the day and year first above written.

SIX FLAGS THEME PARKS INC.

By:	/s/ Gary Mick
Name: Gary Mick
Title: President and Chief Financial Officer

[Signature Page to Subsidiary Guarantor Joinder Agreement]

FIESTA TEXAS, INC.
FUNTIME, INC.
FUNTIME PARKS, INC.
GREAT AMERICA LLC
GREAT ESCAPE HOLDING INC.
HURRICANE HARBOR GP LLC
HURRICANE HARBOR LP LLC
HWP DEVELOPMENT LLC
HWP DEVELOPMENT HOLDINGS LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
PREMIER INTERNATIONAL HOLDINGS INC.
PREMIER PARKS HOLDINGS INC.
RIVERSIDE PARK ENTERPRISES, INC.
SF GREAT AMERICA HOLDING LLC
SIX FLAGS AMERICA INC.
SIX FLAGS AMERICA PROPERTY CORPORATION
SIX FLAGS CONCORD LLC
SIX FLAGS DARIEN LLC
SIX FLAGS DARIEN SEASONAL LLC
SIX FLAGS ECOMMERCE LLC
SIX FLAGS FRONTIER LLC
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS INTERNATIONAL DEVELOPMENT CO.
SIX FLAGS MW LLC
SIX FLAGS OPERATIONS INC.
SIX FLAGS PHOENIX LLC
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
SIX FLAGS SPLASHTOWN LLC
SIX FLAGS ST. LOUIS LLC
SIX FLAGS WW BAY LLC
STUART AMUSEMENT COMPANY

By:	/s/ Gary Mick
Name: Gary Mick
Title: President, Executive Vice President and Chief Financial Officer, or President and Chief Financial Officer

[Signature Page to Subsidiary Guarantor Joinder Agreement]

HURRICANE HARBOR LP

By: HURRICANE HARBOR GP LLC, its General Partner

By:	/s/ Gary Mick
Name: Gary Mick
Title: Executive Vice President and Chief Financial Officer

SIX FLAGS AMERICA LP

By: FUNTIME, INC., its General Partner

By:	/s/ Gary Mick
Name: Gary Mick
Title: Executive Vice President and Chief Financial Officer

SIX FLAGS GREAT ESCAPE L.P.
GREAT ESCAPE THEME PARK L.P.
GREAT ESCAPE RIDES L.P.

By: GREAT ESCAPE HOLDING INC., their General Partner

By:	/s/ Gary Mick
Name: Gary Mick
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Subsidiary Guarantor Joinder Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Devin Reasons
Name: Devin Reasons
Title: Executive Director

[Signature Page to Subsidiary Guarantor Joinder Agreement]